Xerium Technologies, Inc. SPRING 2009 INVESTOR UPDATE Stephen Light Exhibit 99.1

This material contains forward-looking statements. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, forward-looking statements can be identified by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate,"
"believe," "estimate," "predict," "potential," or "continue" or the negative of these terms or other comparable terminology.
Undue reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements.
Factors that could materially affect our actual results, levels of activity, performance or achievements include the following items: (i) our strategies and plans, including, but not limited to, those related to reducing financial leverage, developing new products, and reducing and realigning our workforce may be revised or may not be implemented as planned, and even if implemented, may not result in the expected benefits; (ii) our preliminary unaudited results may differ from our final audited results; (iii) the shutdown of our Australian operations and curtailment of our Vietnam project may not yield the expected improvements in our results; (iv) actual market conditions, including with respect to finished inventory levels, may be different from our expectations, market conditions may deteriorate beyond our assumptions, and competitive opportunities may not materialize as expected;
(v) actions of debt rating agencies are beyond our control and may differ from our expectations; (vi) our plan to achieve compliance with NYSE continued listing standards may not be accepted by the NYSE; (vii) we may not meet the goals set forth in our plan to achieve NYSE compliance;
(viii) even if we meet the goals set forth in the plan, we may not be able to achieve compliance with NYSE continued listing standards (ix) our revenues and profitability could be adversely affected by fluctuations in currency exchange rates; (x) our profitability would be reduced by a decline in the prices of our products; (xi) our profitability could be adversely affected by fluctuations in interest rates; (xii) we may not be able to develop and market new products successfully or we may not be successful in competing against new technologies developed by competitors; (xiii)
changes in demand for our products, including our new products, such as SmartRoll(TM), could negatively impact our profitability; (xiv) our credit facility contains restrictive covenants, including covenants requiring compliance with minimum interest coverage and fixed charge coverage ratios and maximum leverage ratios, that will require us to improve our performance over time in order to comply therewith; (xv) we may have insufficient cash to fund growth and unexpected cash needs after satisfying our debt service obligations due to our high degree of leverage and significant debt service obligations; (xvi) we are subject to the risk of weaker economic conditions in the locations around the world where we conduct business, including without limitation the current turmoil in the credit markets and the impact of the current global economic crisis on the paper industry; (xvii)
we may be required to incur significant costs to reorganize our operations in response to market changes in the paper industry; (xviii) we are subject to the risk of terrorist attacks or an outbreak or escalation of any insurrection or armed conflict involving the United States or any other country in which we conduct business, or any other national or international calamity; (xix) we are subject to any future changes in government regulation; (xx) we are subject to any changes in U.S. or foreign government policies, laws and practices regarding the repatriation of funds or taxes and (xxi) those other risks described under the heading "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the period ended
September 30, 2008 filed with the Securities and Exchange Commission and subsequent SEC filings.
If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement in this press release reflects our current views with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.
Forward Looking Statements, Estimates and Disclosure
Statement
Company Confidential

IPO:  May 19, 2005
2008 revenue: $620 - 640 million
High margin, recurring revenue business model
#1 or #2 market share in most served markets
Strong position in high growth, emerging markets with 70% of revenue offshore
Heritage as industry technology leader
Multiple tiered brands
Global sales, service and production with 34 plants in 14 countries
Direct sales force
XERIUM TECHNOLOGIES, INC (NYSE:  XRM) is one of the world’s leading suppliers of industrial textiles and roll covers primarily focused on the global paper industry:
XRM is a global manufacturer of two primary paper making
Consumables, ‘clothing’ and ‘rolls’

Xerium’s “Paper Machine Clothing” products are in continuous contact with the paper during the production process, significantly effecting paper quality and cost. Xerium is an acknowledged technology innovator.
o 65% of FY 2008 XRM sales = approximately ~$400 M
o Loom woven synthetic textile belts used to transport pulp/paper through the paper machine
o 3 unique clothing “types” (forming, pressing, drying) contribute
89% of clothing segment revenue
o Average replacement frequency 3 – 6 months
o ASP: $13,000 - $200,000
o Estimated global market share: ~15% (#2)
o 11% of revenue from non-paper industrial applications
North America
Europe
Asia
South America
34%
35%
18%
11% 11%
2%
Other
Dewatering
Devices
Dryer Fabrics
Industrial
Applications
Press Felts
Forming
Fabrics
46%
37%
10%
6%
1%
Clothing Segment
Revenue
By Source
Growing
Declining
North America
Europe
Asia
South America
34%
35%
18%
11% 11%
2%
Other

STOWE
WOODWARD
MOUNT HOPE
roll covers
spreader rolls

o 35% of FY 2008 XRM sales = ~$225 M
o Rubber or synthetic coatings on customer owned metal rolls
o Very expensive to transport long distances as rolls weigh up to 70 tons making customer proximity a competitive
advantage
o Recoating frequency: 1 to 2 years
o ASP = $13,000 to $45,000
o #1 global market share @ approx. 33%
o 16% of segment revenue from service and support and other
industry sales
Xerium’s “Roll Covers” are in continuous contact with the clothing during the paper production process, and significantly effect paper quality and production costs.
Asia
South
America
Europe
North
America
54%
37%
4%
5%
Roll Segment Revenue
By Source
Roll Covers &
Refurbishment
Spreader
Rolls
Industrial
Applications
Mechanical
Services
63%
21%
10%
6%
Growing
Declining

Rolls Licensees
India
2 New Chinese
Roll Cover Plants 4 South American
Clothing Plants
and 1 Roll
Cover Plant
Japanese
Clothing Plant
9 European
Roll Cover Plants
(Was 11)
4 European
Clothing Plants
3 North American
Clothing Plants –
(was 11)
10 North
American Roll
Cover Plants
(was 12)
China Sales
Offices
South Atlantic
Ocean
South Pacific
Ocean
North Pacific
Ocean
North Atlantic
Ocean
Indian Ocean
Arctic Ocean
Italy
Spain
Fiji
Kiribati
Marshall Islands
Ellesmere Island
120° 60° 0° 60° 120° 180°
60°
30°
0°
30°
60°
180° 150° 120° 90° 30° 0° 30° 60°
90° 120° 150°
60°
60°
The paper industry is slowly transitioning to modern, high speed machines replacing slower - narrower machine. Indigenous
manufacturers are developing in lower cost geographies
Rolls Licensees
Australia
Rolls Licensees
Korea
Xerium’s 2004-2008 Capex and restructuring investments positioned it well to support its evolving global customer base.

Consequently profit growth stalled as Xerium’s markets became more competitive increasing bottom line pressure. Expensive loan amendments were required to preserve credit facilities.  2008 endured the consequences of these actions.
Following its 2005 IPO, XRM management focused on deal making, acquisitive growth, and plant closures setting the stage for the debt covenant issues of 2006, 2007 and early 2008…..
o Invested $144 M of Capex and restructuring to reposition the business footprint between 2005 to 2007
o Working capital (accounts receivable + inventory – accounts payable) was allowed to increase to > 30% of sales
o Devoted few resources to improving operational efficiencies
o Closed plants and restructured to reduce the cost of being inefficient
o Extra-ordinary scrap and loss rates were accepted as inherent to “clothing”
manufacturing
o Multi-national currency management did not insulate the company from the effects of the weakening US dollar
o Maintained excessive workforce headcount

0
100
200
300
400
500
600
1980 1990 2000 2007 2017 2020
1980's
3.4% /a
6.9 million t/a
1990's
3.1% /a
8.7 million t/a
2000-2007
2.5% /a
9.0 million t/a
2007-2017
(projected by RISI)
3.1% /a
13.8 million t/a
Tons of paper produced
in Millions
In 2007, RISI forecasted worldwide paper production to grow 3.1% over the next decade, with higher growth in emerging markets.  Clothing and rolls target market was estimated at $3 billion.
The 2009 recession has reduced current demand and hurt large paper producers.
We expect board and packaging demand to resume as the recession ends while the tissue segment  remains strong.  Newsprint may never recover.

Overbuilt paper inventories will delay the industry’s recovery and cause pricing pressures throughout the value chain…..
o
Served markets are challenging due to significant paper production curtailments
• Major North American customers facing liquidity /credit crises
• Smurfit-Stone filed for  bankruptcy protection during reorganization
• Abitibi-Bowater, Catalyst and others facing severe liquidity / credit roll-over challenges
• “Flat to Negative Growth” in North America and Europe
• continued announcements of selective mill closures offsetting productivity gains; most North
American producers and key European producers continue to idle machines and reduce capacity
• However, paper consumption continues to increase slowly;
• Stronger market conditions in Asia and South America
• Inventory build by paper makers will cause 1
st
half 2009 production curtailments
• Perceived pricing pressure continues,
• strongly positive pricing in South America (pulp and tissue grades)
• some regionalized segment specific indications of stability in Europe and Asia
• reduced level of price deterioration is encouraging
Beginning in 2008 and lasting through early 2010, four segments of the paper industry are expected to endure a rare slowdown in demand resulting from the global recession.  Our customers are stressed.

Generate Cash to Reduce Debt
• Reduce working Capital – Eliminate “Trapped Cash” from the balance sheet
• Minimize Capex investment
• Fix or eliminate loss making:  businesses, customers, products
• Customer and product profitability analysis
• Increase prices and improve terms of sales
Introduce New Products delivering measurable customer benefit
• New products have better margins
• Shift sales mix to Increase % of sales generated from new, more profitable products
• “Fill the gap” caused by product maturation to meet Long Range Forecast revenue
• Support customer cost reduction and performance requirements
Engage the Workforce
• Right sizings and high grading
• Communicate intensely to align everyone’s efforts
• Training to improve capabilities and contributions
• Visibility and access to growth opportunities
• Aligning management incentives with Xerium’s goals
Xerium’s response to the recession is its three part turnaround strategy, launched in early 2008 in response to its debt situation.
Xerium’s new operating strategy, and progress made during 2008, bode well for
Xerium’s performance during the recession

Solid blocking and tackling are targeted to generate  sufficient free cash
flow to
substantially reduce debt  ahead of its debt maturity in 2012 enabling a successful loan renewal
A critical element in reducing Xerium’s debt burden is to continuously improve cash
generation and applying this cash to debt repayment.
Our 2008 – 2010 strategy includes increasing operational cash flow to pay down debt:
• Create a keen focus on cash at all levels of the company
• Raise prices
•
Drive down working capital by releasing “Trapped Cash”
• Drive cost reductions with emphasis on supply chain and increasing sales per employee
• Optimize facility and capital equipment utilization
• Curtail Capex to 70% of depreciation
• Focus on shortened delivery lead time supporting customers’ needs without consigned inventories
• Eliminate low margin and/or non-core products and customers
• Leverage successful sales and service methodologies

Executed a new senior loan amendment at favorable terms to current market prices
Closed money losing Australian manufacturing plant
Stopped $40+ million investment in Vietnam
Aggressively attacked internal and supplier cost structure
Froze salaries and hiring
Terminated retiree medical programs
Froze U.S. pensions
Eliminated 401K matching
Aggressively reduced headcount
Retained a new CEO
Restructured and simplified executive and division management teams
Restructured the Board of Directors
Implementing our intense cash focus aimed at debt reduction, Xerium management made the hard decisions required to improve performance
These actions yielded improved results in 2008 and portend a solid outlook for 2009, in spite of the global recession.

200
175
150
125
100
148.0
151.0
157.0
163.3
2004
2005
2006
2007
2008P

Sales Per Employee
……... Real year over year productivity improvement was achieved, but more opportunities remain to be accomplished in product cost reduction.
In 2008, management’s focus on improving operating efficiencies and workforce productivity delivered the highest sales per employee the company has experienced.
Does not reflect
Australia and Vietnam
closures

XRM is positioned to weather the recession with a strengthened balance sheet, exciting new product pipeline, and a leaner workforce, as it uses its new strategy to reduce debt and more closely engage its customers.
o
#1 or #2 in a large, mature, and geographically diverse,
$3 B market
o
Strong cash flows from recurring revenue consumable
products business model
o
Management is making the ‘tough’ decisions and
executing its cash driven strategy effectively
o
2008’s results give momentum to the organization’s
turnaround efforts
XERIUM has the potential to prosper in the troubled economy of 2009-
2010 by continuing to execute its strategies